UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 15, 2009

                                   Cosi, Inc.
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              (Exact Name of Registrant as Specified in Its Charter)

   Delaware                        000-50052                    06-1393745
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(State or Other             (Commission File Number)          (IRS Employer
Jurisdiction of                                            Identification No.)
Incorporation)

1751 Lake Cook Road, 6th Floor; Deerfield, Illinois                    60015
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code:   (847) 597-8800


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          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01.  Notice of Delisting  or Failure to Satisfy a Continued Listing Rule
            or Standard; Transfer of Listing.

On September 15, 2009, Cosi, Inc. (the "Company") received notice from the Listing Qualifications Department of the Nasdaq Stock Market indicating that, for the last 30 consecutive business days, the bid price for the Company's common stock had closed below the minimum $1.00 per share required for continued inclusion on the Nasdaq Global Market under Nasdaq Listing Rule 5450(a)(1). The notification letter states that the Company will be afforded 180 calendar days, or until March 15, 2010, to regain compliance with the minimum bid price requirement. In order to regain compliance, shares of the Company's common stock must maintain a minimum bid closing price of at least $1.00 per share for a minimum of ten consecutive business days. The Company intends to actively monitor the bid price for its common stock between now and March 15, 2010, and will consider all available options to resolve the deficiency and regain compliance with the Nasdaq minimum bid price requirement.

On September 18, 2009, the Company issued a press release announcing the receipt of the notice from Nasdaq. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

       (d)  Exhibits.

     99.1   Press Release of Cosi, Inc., dated September 18, 2009.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COSI, INC.



                                        /s/ William Koziel
                                        ------------------------------------
                                        Name: William Koziel
                                        Title: Chief Financial Officer

Date:  September 18, 2009

                                  EXHIBIT INDEX

                                                                  Paper (P) or
 Exhibit No.                    Description                       Electronic (E)
-------------  -------------------------------------------------  --------------
    99.1       Press Release of Cosi, Inc., dated September 18,         E
               2009.